Derivative liability	12 Months Ended
Dec. 31, 2020
Derivative liability
Derivative liability

12.            Derivative liability

The exercise price of certain of our warrants is denominated in USD; however, the functional currency of the Company is CAD. Consequently, the value of the proceeds on exercise is not fixed and will vary based on foreign exchange rate movements.  The warrants when issued other than as compensation for goods and services are therefore a derivative for accounting purposes and are required to be recognized as a derivative liability and measured at fair value at each reporting period. Any changes in fair value from period to period are recorded as non-cash gain or loss in the consolidated statements of comprehensive loss. Upon exercise, the holders will pay the Company the respective exercise price for each warrant exercised in exchange for one common share of the Company and the fair value at the date of exercise and the associated non-cash liability will be reclassified to share capital. The non-cash liability associated with any warrants that expire unexercised will be recorded as a gain in the consolidated statements of comprehensive loss. There are no circumstances in which the Company would be required to pay any cash upon exercise or expiry of the warrants (see Note 12 for further information on warrants issued and outstanding).

A reconciliation of the changes in fair values of the derivative liability for year ended December 31, 2020 and December 31, 2019 is below:

	December 31,	December 31,
	2020	2019
Balance, beginning	$5,456,265	$3,503,572
Warrants exercised	(20,491,542)	(468,413)
Changes in fair value of derivative liabilities	32,935,132	2,421,106
Balance, ending	$17,899,855	$5,456,265

The fair value of the transferrable warrants was calculated using the warrant price of $0.50 at issuance and $3.77 at December 31, 2020 as quoted on Nasdaq.